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Exhibit 21 List of Subsidiaries

                            Northway Financial, Inc.
                         2000 Annual report on Form 10-K
                         Subsidiaries of the Registrant

                                                     Jurisdiction of
Name of Significant Subsidiary        % Owned         Incorporation
------------------------------        -------         -------------

Berlin City Bank                         100          New Hampshire

Pemigewasset National Bank               100          United States